Exhibit 99.2
[JPMorgan Logo Omitted]

November 15, 2005

To:	WPS Resources Corporation 700 North Adams Street P.O. Box 19001 Green Bay, WI 54307-9001

From:	JPMorgan Chase Bank, National Association 125 London Wall London EC2Y 5AJ England

From:	J.P. Morgan Securities Inc., Solely as Agent tel: (212) 622-5270 fax: (212) 622-0105

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”) and the 2002 ISDA Equity Derivatives Definitions (the “2002 Definitions” and, together with the 2000 Definitions, the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the 2002 Definitions and the 2000 Definitions, the 2002 Definitions will govern. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the “Agreement”) as if Party A and Party B had executed an agreement in such form on the Trade Date (but without any Schedule except for the election of (i) the laws of the State of New York as the governing law and (ii) United States dollars as the Termination Currency). In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates shall be governed by the Agreement. For purposes of the 2002 Definitions, the Transaction is a Share Forward Transaction.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Party A and Party B each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Party A:	JPMorgan Chase Bank, National Association, London Branch

Party B:	WPS Resources Corporation

Trade Date:	November 15, 2005

Effective Date:	November 21, 2005

Base Amount:	Initially, 2,700,000 Shares; provided that, as of each day immediately following any Settlement Date, the Base Amount shall be reduced by the number of Settlement Shares for such Settlement Date.

Maturity Date:	November 21, 2006 (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day); provided that if the Maturity Date is a Disrupted Day, then the Maturity Date shall be the first succeeding Scheduled Trading Day that is not a Disrupted Day.

Forward Price:	On the Effective Date, the Initial Forward Price, and on any other day, the Forward Price as of the immediately preceding calendar day multiplied by the sum of (i) 1 and (ii) the Daily Rate for such day; provided that on each Forward Price Reduction Date, the Forward Price in effect on such date shall be the Forward Price otherwise in effect on such date minus the Forward Price Reduction Amount for such Forward Price Reduction Date.

Initial Forward Price:	$51.955, which is equal to the offering price per Share minus the underwriting commission (each as determined in the Underwriting Agreement).

Daily Rate:	For any day, (i)(A) USD-Federal Funds Rate for such day minus (B) the Spread divided by (ii) 365.

USD–Federal Funds Rate	For any day,the rate set forth for such day opposite the caption “Federal funds”, as such rate is displayed on the page “FedsOpen <Index> <GO>” on the BLOOMBERG Professional Service, or any successor page; provided that if no rate appears for any day on such page, the rate for the immediately preceding day for which a rate appears shall be used for such day.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Spread:	0.75%

Forward Price Reduction Date:	November 30, 2005, February 28, 2006, May 31, 2006, and August 31, 2006.

Forward Price Reduction Amount:	For each Forward Price Reduction Date, the Forward Price Reduction Amount set forth opposite such date in Schedule I.

Shares:	Common Stock, $1.00 par value per share, of Party B (also referred to herein as the “Issuer”) (Exchange identifier: “WPS”).

Exchange:	New York Stock Exchange

Related Exchange(s):	All Exchanges.

Clearance System:	DTC.

Calculation Agent:	JPMorgan Chase Bank, National Association.

Settlement Terms:

Settlement Date:	Any Scheduled Trading Day following the Effective Date and up to and including the Maturity Date, as designated by Party B in a written notice (a “Settlement Notice”) that satisfies the Settlement Notice Requirements and is delivered to Party A at least (i) three Scheduled Trading Days prior to such Settlement Date, which may be the Maturity Date, if Physical Settlement applies, and (ii) 90 Scheduled Trading Days prior to such Settlement Date, which may be the Maturity Date, if Cash Settlement applies; provided that (i) the Maturity Date shall be a Settlement Date if on such date the Base Amount is greater than zero, (ii) if Cash Settlement applies and Party A shall have fully unwound its hedge during an Unwind Period by a date that is more than three Scheduled Trading Days prior to a Settlement Date specified above, Party A may, upon a three Business Days’ prior written notice to Party B, specify any Scheduled Trading Day prior to such originally specified Settlement Date as the Settlement Date, (iii) if any Settlement Date specified above is not an Exchange Business Day, such Settlement Date shall instead be the next Exchange Business Day and (iv) the Settlement Date may be modified as provided under “Unwind Period” below.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Settlement Shares:	With respect to any Settlement Date, a number of Shares, not to exceed the Base Amount, designated as such by Party B in the related Settlement Notice; provided that on the Maturity Date the number of Settlement Shares shall be equal to the Base Amount on such date.

Settlement:	Physical Settlement or Cash Settlement, at the election of Party B as set forth in a Settlement Notice that satisfies the Settlement Notice Requirements; provided that Physical Settlement shall apply (i) if no Settlement Method is validly selected, (ii) with respect to any Settlement Shares in respect of which Party A is unable, in its reasonable judgment, to unwind its hedge by the end of the Unwind Period in a manner that, in the judgment of Party A, is consistent with the requirements for qualifying for the safe harbor provided by Rule 10b-18 under the Exchange Act or due to the lack of sufficient liquidity in the Shares on any Scheduled Trading Day during the Unwind Period or (iii) to any Termination Settlement Date (as defined below under “Termination Settlement”).

Settlement Notice Requirements:
Notwithstanding any other provision hereof, a Settlement Notice delivered by Party B that specifies Cash Settlement will not be effective to establish a Settlement Date or require Cash Settlement unless Party B delivers to Party A with such Settlement Notice a representation signed by Party B substantially in the form: “As of the date of this Settlement Notice, Party B is not aware of any material nonpublic information concerning itself or the Shares, and is designating the date contained herein as a Settlement Date in good faith and not as part of a plan or scheme to evade compliance with the federal securities laws.”

Unwind Period:	Each Exchange Business Day that is not a Disrupted Day during the period from and including the first Exchange Business Day following the date Party B validly elects Cash Settlement in respect of a Settlement Date through the third Scheduled Trading Day preceding such Settlement Date; subject to “Termination Settlement” below.

Exchange Act:	The Securities Exchange Act of 1934, as amended from time to time.

Physical Settlement:	On any Settlement Date in respect of which Physical Settlement applies, Party B shall deliver to Party A the Settlement Shares for such Settlement Date, and Party A shall deliver to Party B, by wire transfer of immediately available funds to an account designated by Party B, an amount in cash equal to the Physical Settlement Amount for such Settlement Date, on a delivery versus payment basis.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Physical Settlement Amount:	For any Settlement Date in respect of which Physical Settlement applies, an amount in cash equal to the product of (i) the Forward Price on such Settlement Date and (ii) the number of Settlement Shares for such Settlement Date.

Cash Settlement:	On any Settlement Date in respect of which Cash Settlement applies, if the Cash Settlement Amount for such Settlement Date is a positive number, Party A will pay such Cash Settlement Amount to Party B. If the Cash Settlement Amount is a negative number, Party B will pay the absolute value of such Cash Settlement Amount to Party A. Such amounts shall be paid on the Settlement Date.

Cash Settlement Amount:	For any Settlement Date in respect of which Cash Settlement applies, an amount determined by the Calculation Agent equal to the difference between (1) the product of (i) (A) the Forward Price on the first day of the applicable Unwind Period minus (B) the average 10b-18 VWAP per Share during such Unwind Period, multiplied by(ii) the number of Settlement Shares for such Settlement Date, minus (2) the product of (i) the Forward Price Reduction Amount for any Forward Price Reduction Date that occurs during such Unwind Period multiplied by (ii) the number of Shares with respect to which Party A has not unwound its hedge as of such Forward Price Reduction Date.

10b-18 VWAP:	For any Exchange Business Day during the Unwind Period which is not a Disrupted Day, the volume-weighted average price at which the Shares trade as reported in the composite transactions for the Exchange on such Exchange Business Day, excluding (i) trades that do not settle regular way, (ii) opening (regular way) reported trades on the Exchange on such Exchange Business Day, (iii) trades that occur in the last ten minutes before the scheduled close of trading on the Exchange on such Exchange Business Day and ten minutes before the scheduled close of the primary trading in the market where the trade is effected, and (iv) trades on such Exchange Business Day that do not satisfy the requirements of Rule 10b-18(b)(3), as determined in good faith by the Calculation Agent. Party B acknowledges that Party A may refer to the Bloomberg Page “WPS <Equity>AQR SEC” (or any successor thereto), in its discretion, for such Exchange Business Day to determine the 10b-18 VWAP.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Settlement Currency:	USD.

Failure to Deliver:	Inapplicable.

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment; notwithstanding anything in the 2002 Definitions to the contrary, the Calculation Agent may make an adjustment pursuant to Calculation Agent Adjustment to any one or more of the Base Amount, the Forward Price and any other variable relevant to the settlement or payment terms of the Transaction.

Additional Adjustment:	If, in Party A’s sole reasonable judgment, the actual cost to Party A, over any one month period, of borrowing a number of Shares equal to the Base Amount to hedge its exposure to the Transaction exceeds a weighted average rate equal to 75 basis points per annum, the Calculation Agent shall reduce the Forward Price in order to compensate Party A for the amount by which such cost exceeded a weighted average rate equal to 75 basis points per annum during such period. The Calculation Agent shall notify Party B prior to making any such adjustment to the Forward Price and, upon the request of Party B, Party A shall provide an itemized list of its stock loan costs for the applicable one month period.

Account Details:

Payments to Party A:	To be advised under separate cover or telephone confirmed prior to each Settlement Date.

Payments to Party B:	To be advised under separate cover or telephone confirmed prior to each Settlement Date.

Delivery of Shares to Party A:	To be advised.

Delivery of Shares to Party B:	To be advised.

3.     Other Provisions:

Conditions to Effectiveness:

The effectiveness of this Confirmation on the Effective Date shall be subject to (i) the condition that the representations and warranties of Party B contained in the Underwriting Agreement dated the date hereof among Party B, Party A and J.P. Morgan Securities Inc. as Representative of the Several Underwriters (the “Underwriting Agreement”) and any certificate delivered pursuant thereto by Party B are true and correct on the Effective Date as if made as of the Effective Date, (ii) the condition that Party B have performed all of the obligations required to be performed by it under the Underwriting Agreement on or prior to the Effective Date, (iii) the satisfaction of all of the conditions set forth in Section 6 of the Underwriting Agreement (including, without limitation, delivery of additional opinions with respect to any regulatory issues)and (iv) the condition that neither of the following has occurred (A) Party A is unable to borrow and deliver for sale a number of Shares equal to the Base Amount, or (B) in Party A’s sole reasonable judgment either it is impracticable to do so or Party A would incur a stock loan cost of more than a rate equal to 75 basis points per annum to do so (in which event this Confirmation shall be effective but the Base Amount for this Transaction shall be the number of Shares Party A is required to deliver in accordance with Section 2 of the Underwriting Agreement).

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Representations and Agreements of Party B:

Party B (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into this Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with this Transaction; and (iii) is entering into this Transaction for a bona fide business purpose.

Party B is not and has not been the subject of any civil proceeding of a judicial or administrative body of competent jurisdiction that could reasonably be expected to impair materially Party B’s ability to perform its obligations hereunder.

Party B will by the next succeeding Business Day notify Party A upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default, a Potential Event of Default or a Potential Adjustment Event.

Additional Representations, Warranties and Agreements of Party B: Party B hereby represents and warrants to, and agrees with, Party A as of the date hereof that:

(a)	Any Shares, when issued and delivered in accordance with the terms of the Transaction, will be duly authorized and validly issued, fully paid and nonassessable, except as provided in Wisconsin Statutes 180.0622(2)(b), and the issuance thereof will not be subject to any preemptive or similar rights.

(b)	Party B has reserved and will keep available at all times, free from preemptive rights, out of its authorized but unissued Shares, solely for the purpose of issuance upon settlement of the Transaction as herein provided, the full number of Shares as shall be issuable at such time upon settlement of the Transaction. All Shares so issuable shall, upon such issuance, be accepted for listing or quotation on the Exchange.

(c)	Party B agrees to provide Party A at least 30 days’ written notice (an “Issuer Repurchase Notice”) prior to executing any repurchase of Shares by Party B or any of its subsidiaries (or entering into any contract that would require, or give the option to, Party B or any of its subsidiaries, to purchase or repurchase Shares), whether out of profits or capital or whether the consideration for such repurchase is cash, securities or otherwise (an “Issuer Repurchase”), that alone or in the aggregate would result in the Base Amount Percentage (as defined below) being (i) equal to or greater than 8% of the outstanding Shares and (ii) greater by 0.5% or more than the Base Amount Percentage at the time of the immediately preceding Issuer Repurchase Notice (or in the case of the first such Issuer Repurchase Notice, greater than the Base Amount Percentage as of the later of the date hereof or the immediately preceding Settlement Date, if any). The “Base Amount Percentage” as of any day is the fraction (1) the numerator of which is the Base Amount and (2) the denominator of which is the number of Shares outstanding on such day.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

(d)	No filing with, or approval, authorization, consent, license registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by Party B of this Confirmation and the consummation of the Transaction (including, without limitation, the issuance and delivery of Shares on any Settlement Date) except (i) such as have been obtained under the Securities Act, and (ii) as may be required to be obtained under state securities laws.

(e)	Party B agrees not to make any Issuer Repurchase if, immediately following such Issuer Repurchase, the Base Amount Percentage would be equal to or greater than 9%.

(f)	Party B is not insolvent, nor will Party B be rendered insolvent as a result of this Transaction.

(g)	Neither Party B nor any of its affiliates shall take any action that would cause any purchases of Shares by Party A or any of its affiliates in connection with any Cash Settlement of this Transaction not to meet the requirements of the safe harbor provided by Rule 10b-18 under the Exchange Act if such purchases were made by Party B.

(h)	Party B will not engage in any “distribution” (as defined in Regulation M under the Exchange Act) of its equity securities or any other security with respect to which any of its equity securities is a “reference security” (as defined in Regulation M) that would cause a “restricted period” (as defined in Regulation M) to occur during any Unwind Period.

(i)	Party B is an “eligible contract participant” (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended).

(j)	In addition to any other requirements set forth herein, Party B agrees not to elect Physical Settlement or Cash Settlement if, in the reasonable judgment of either Party A or Party B, such settlement or Party A’s related market activity would result in a violation of the U.S. federal securities laws or any other federal or state law or regulation applicable to Party B.

Covenant of Party B:

The parties acknowledge and agree that any Shares delivered by Party B to Party A on any Settlement Date will be newly issued Shares and when delivered by Party A (or an affiliate of Party A) to securities lenders from whom Party A (or an affiliate of Party A) borrowed Shares in connection with hedging its exposure to the Transaction will be freely saleable without further registration or other restrictions under the Securities Act of 1933, as amended (the “Securities Act”), in the hands of those securities lenders, irrespective of whether such stock loan is effected by Party A or an affiliate of Party A. Accordingly, Party B agrees that the Settlement Shares that it delivers to Party A on each Settlement Date will not bear a restrictive legend and that such Settlement Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Covenants of Party A:

(a)	Unless the provisions set forth below under “Private Placement Procedures” shall be applicable, Party A shall use any Shares delivered by Party B to Party A on any Settlement Date to return to securities lenders to close out open stock loans, if any, with respect to Shares.

(b)	In connection with bids and purchases of Shares in connection with any Cash Settlement of this Transaction, Party A shall use its reasonable best efforts to conduct its activities, or cause its affiliates to conduct their activities, in a manner consistent with the requirements of the safe harbor provided by Rule 10b-18 under the Exchange Act, as if such provisions were applicable to such purchases.

Insolvency Filing:

Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, upon any Insolvency Filing in respect of the Issuer, the Transaction shall automatically terminate on the date thereof without further liability of either party to this Confirmation to the other party (except for any liability in respect of any breach of representation or covenant by a party under this Confirmation prior to the date of such Insolvency Filing).

Extraordinary Dividends:

If an ex-dividend date for an Extraordinary Dividend occurs on or after the Trade Date and on or prior to the Maturity Date, Party B shall pay an amount, as determined by the Calculation Agent, in cash equal to the product of such Extraordinary Dividend and the Base Amount to Party A on the earlier of (i) the date on which such Extraordinary Dividend is paid by the Issuer to holders of record of the Shares or (ii) the Maturity Date. “Extraordinary Dividend” means the per Share amount of any cash dividend or distribution declared by the Issuer with respect to the Shares that is specified by the board of directors of the Issuer as an “extraordinary” dividend.

Acceleration Events:

The following events shall each constitute an “Acceleration Event”:

(a)	Stock Borrow Events. In the reasonable judgment of Party A, Party A is unable to hedge Party A’s exposure to the Transaction because of the lack of sufficient Shares being made available for Share borrowing by lenders (a “Stock Borrow Event”);

(b)	Dividends and Other Distributions. On any day occurring after the Trade Date Party B declares a distribution, issue or dividend to existing holders of the Shares of (i) any cash dividend (other than an Extraordinary Dividend) to the extent all cash dividends having an ex-dividend date during the period from and including any Forward Price Reduction Date (with each of the Trade Date and the Maturity Date being a Forward Price Reduction Date for purposes of this clause (b) only) to but excluding the next subsequent Forward Price Reduction Date exceeds, on a per Share basis, the Forward Price Reduction Amount set forth opposite the first date of any such period on Schedule I or (ii) share capital or securities of another issuer acquired or owned (directly or indirectly) by Party B as a result of a spin-off or other similar transaction or (iii) any other type of securities (other than Shares), rights or warrants or other assets, for payment (cash or other consideration) at less than the prevailing market price as reasonably determined by Party A;

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

(c)	ISDA Early Termination Date. Either Party A or Party B has the right to designate an Early Termination Date pursuant to Section 6 of the Agreement as a result of the occurrence of a Termination Date or an Event of Default (other than any Event of Default in respect of which JPMorgan is the Defaulting Party);

(d)	Other ISDA Events. The occurrence of any Announcement Date in respect of an Extraordinary Event or the occurrence of any Change in Law; and

(e)	Issuer Repurchases. Party B publicly announces or discloses any Issuer Repurchase (whether or not subsequently amended) that alone, or in the aggregate, results in, or could result in, the Base Amount representing more than 9% of the total outstanding Shares (assuming the consummation of such proposed Issuer Repurchase).

(f)	Delisting. A Delisting; provided that in addition to the provisions of Section 12.6(a)(iii) of the 2002 Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System (or their respective successors).

Termination Settlement:

Upon the occurrence of any Acceleration Event, Party A shall have the right to designate, upon one Scheduled Trading Day’s notice, any Scheduled Trading Day following such occurrence to be a Settlement Date hereunder (a “Termination Settlement Date”) to which Physical Settlement shall apply, and to select the number of Settlement Shares relating to such Termination Settlement Date; provided that (i) in the case of an Acceleration Event arising out of a Stock Borrow Event the number of Settlement Shares so designated by Party A shall not exceed the number of Shares as to which such Stock Borrow Event exists and (ii) in the case of an Acceleration Event arising out of an Issuer Repurchase, the number of Settlement Shares so designated by Party A shall not exceed the number of Shares necessary to cause the Base Amount to be less than 9% of the total outstanding Shares (assuming consummation of such proposed Issuer Repurchase). If an Acceleration Event occurs during an Unwind Period relating to a number of Settlement Shares to which Cash Settlement applies, then on the Termination Settlement Date relating to such Acceleration Event, notwithstanding any election to the contrary by Party B, Cash Settlement shall apply to the portion of the Settlement Shares relating to such Unwind Period as to which Party A has unwound its hedge and Physical Settlement shall apply in respect of (x) the remainder (if any) of such Settlement Shares and (y) the Settlement Shares designated by Party A in respect of such Termination Settlement Date.

Private Placement Procedures

If Party B is unable to comply with the provisions of “Covenant of Party B” above because of a change in law or a change in the policy of the Securities and Exchange Commission or its staff, or Party A otherwise determines that in its reasonable opinion any Settlement Shares to be delivered to Party A by Party B may not be freely returned by Party A to securities lenders as described under “Covenant of Party B” above, then delivery of any such Settlement Shares (the “Restricted Shares”) shall be effected pursuant to Annex A hereto, unless waived by Party A.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Rule 10b5-1:

It is the intent of Party A and Party B that following any election of Cash Settlement by Party B, the purchase of Shares by Party A during any Unwind Period comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act and that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5-1(c).

Party B acknowledges that (i) during any Unwind Period Party B does not have, and shall not attempt to exercise, any influence over how, when or whether to effect purchases of Shares by Party A (or its agent or affiliate) in connection with this Confirmation and (ii) Party B is entering into the Agreement and this Confirmation in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Exchange Act.

Party B hereby agrees with Party A that during any Unwind Period Party B shall not communicate, directly or indirectly, any Material Non-Public Information (as defined herein) to any EDG Personnel (as defined below). For purposes of this Transaction, “Material Non-Public Information” means information relating to Party B or the Shares that (a) has not been widely disseminated by wire service, in one or more newspapers of general circulation, by communication from Party B to its shareholders or in a press release, or contained in a public filing made by Party B with the Securities and Exchange Commission and (b) a reasonable investor might consider to be of importance in making an investment decision to buy, sell or hold Shares. For the avoidance of doubt and solely by way of illustration, information should be presumed “material” if it relates to such matters as dividend increases or decreases, earnings estimates, changes in previously released earnings estimates, significant expansion or curtailment of operations, a significant increase or decline of orders, significant merger or acquisition proposals or agreements, significant new products or discoveries, extraordinary borrowing, major litigation, liquidity problems, extraordinary management developments, purchase or sale of substantial assets, or other similar information For purposes of this Transaction, “EDG Personnel” means any employee on the trading side of the Equity Derivatives Group of J.P. Morgan Securities, Inc. but does not include Messrs. David Aidelson, Santosh Nabar, James Rothschild, Sudheer Tegulapalle and Beesham A. Seecharan and Ms. Bernadette Barnard (or any other person or persons designated from time to time by the Compliance Group of Party A).

Maximum Share Delivery:

Notwithstanding any other provision of this Confirmation, in no event will Party B be required to deliver on any Settlement Date, whether pursuant to Physical Settlement, Termination Settlement or any Private Placement Settlement, more than 100,000,000 Shares to Party A, subject to reduction by the amount of any Shares delivered by Party B on any prior Settlement Date.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Market Disruption Event:

Section 6.3(a) of the 2002 Definitions is amended by deleting the words “at any time during the one hour period that ends at the relevant Valuation Time, Latest Exercise Time, Knock-in Valuation Time or Knock-out Valuation Time, as the case may be,”.

Assignment:

Party A may assign or transfer any of its rights or delegate any of its duties hereunder to any affiliate of Party A or any entity organized or sponsored by Party A without the prior written consent of Party B. Notwithstanding any other provision of this Confirmation to the contrary requiring or allowing Party A to purchase or receive any Shares from Party B, Party A may designate any of its affiliates to purchase or receive such Shares or otherwise to perform Party A’s obligations in respect of this Transaction and any such designee may assume such obligations, and Party A shall be discharged of its obligations to Party B only to the extent of any such performance; provided that any such assignment shall not result in a Termination Event under Section 5(b)(i) of the Agreement.

Matters Relating to Agent:

Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., as agent, (the “Agent”) acts solely as agent on a disclosed basis with respect to the transactions contemplated hereunder, and (ii) the Agent has no obligation, by guaranty, endorsement or otherwise, with respect to the obligations of either Party B or Party A hereunder, either with respect to the delivery of cash or Shares, either at the beginning or the end of the transactions contemplated hereby. In this regard, each of Party A and Party B acknowledges and agrees to look solely to the other for performance hereunder, and not to the Agent.

Indemnity

Party B agrees to indemnify Party A and its affiliates and their respective directors, officers, agents and controlling parties (Party A and each such affiliate or person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint and several, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, the execution or delivery of this Confirmation, the performance by the parties hereto of their respective obligations under the Transaction, any breach of any covenant or representation made by Party B in this Confirmation or the Agreement or the consummation of the transactions contemplated hereby and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. Party B will not be liable under this Indemnity paragraph to the extent that any loss, claim, damage, liability or expense is found in a judgment by a court of competent jurisdiction to have resulted from Party A’s gross negligence, willful misconduct or material breach of this Confirmation or the Agreement.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Notice

Non-Reliance:	Applicable

Additional Acknowledgements:	Applicable

Agreements and Acknowledgments Regarding Hedging Activities:	Applicable

4.     The Agreement is further supplemented by the following provisions:

No Collateral or Setoff:

Notwithstanding Section 6(f) or any other provision of the Agreement or any other agreement between the parties to the contrary, the obligations of Party B hereunder are not secured by any collateral. Obligations under this Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and no other obligations of the parties shall be set off against obligations under this Transaction, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and each party hereby waives any such right of setoff. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (a) separate amounts shall be calculated as set forth in such Section 6(e) with respect to (i) this Transaction and (ii) all other Transactions, and (b) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement.

Status of Claims in Bankruptcy:

Party A acknowledges and agrees that this confirmation is not intended to convey to Party A rights with respect to the transactions contemplated hereby that are senior to the claims of common stockholders in any U.S. bankruptcy proceedings of Party B; provided, however, that nothing herein shall limit or shall be deemed to limit Party A’s right to pursue remedies in the event of a breach by Party B of its obligations and agreements with respect to this Confirmation and the Agreement; and provided further, that nothing herein shall limit or shall be deemed to limit Party A’s rights in respect of any transaction other than the Transaction.

Limit on Beneficial Ownership:

Notwithstanding any other provisions hereof, Party A shall not be entitled to receive Shares hereunder (whether in connection with the purchase of Shares on any Settlement Date or any Termination Settlement Date, any Private Placement Settlement or otherwise) to the extent (but only to the extent) that such receipt would result in JPMorgan Chase & Co. directly or indirectly beneficially owning (as such term is defined for purposes of Section 13(d) of the Exchange Act or the Wisconsin Statutes 196.795(3)) at any time in excess of 4.5% of the outstanding Shares. Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that such delivery would result in JPMorgan Chase & Co. directly or indirectly so beneficially owning in excess of 4.5% of the outstanding Shares. If any delivery owed to Party A hereunder is not made, in whole or in part, as a result of this provision, Party B’s obligation to make such delivery shall not be extinguished and Party B shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, Party A gives notice to Party B that such delivery would not result in JPMorgan Chase & Co. directly or indirectly so beneficially owning in excess of 4.5% of the outstanding Shares.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Miscellaneous:

(a)	Addresses for Notices. For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to Party A:

Address:	JPMorgan Chase Bank, National Association
277 Park Avenue
9th Floor
New York, NY 10172
Attention:	Equity Derivatives Group
Telephone No.:	(212) 622-5270
Facsimile No.:	(212) 622-0105

With a copy to:
Address:	JPMorgan Chase Bank, National Association
277 Park Avenue
11th Floor
New York, NY 10172
Attention:	Equity Derivatives Group – Marketing Support
Telephone No.:	(212) 622-6707
Facsimile No.:	(212) 622-8534

Address for notices or communications to Party B:

Address:	WPS Resources Corporation
700 North Adams Street
P.O. Box 19001
Green Bay, WI 54307-9001
Attention:	Barth Wolf

(b)	Waiver of Right to Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Confirmation. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Confirmation by, among other things, the mutual waivers and certifications herein.

(c)	London Branch. Party A is entering into this Confirmation and the Agreement through its London branch. Notwithstanding the foregoing, Party A represents to Party B that the obligations of Party A are the same as if it had entered into this Confirmation and the Agreement through its head or home office in New York.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Acknowledgements.

The parties hereto intend for:

(a)	this Transaction to be a “securities contract” as defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), qualifying for the protections under Section 555 of the Bankruptcy Code;

(b)	a party’s right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code;

(c)	Party A to be a “financial institution” within the meaning of Section 101(22) of the Bankruptcy Code; and

(d)	all payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.

Severability.

If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,
J.P. MORGAN SECURITIES INC.,
as agent for JPMorgan Chase Bank, National Association
By: /s/ Sudheer Tegulapalle
Name: Sudheer Tegulapalle
Title: Vice President

        Confirmed as of the date first written above:

        WPS RESOURCES CORPORATION

        By: /s/ Joseph P. O'Leary
        Name: Joseph P. O'Leary
        Title: Senior Vice President and Chief Financial Officer

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

ANNEX A

PRIVATE PLACEMENT PROCEDURES

(i)	If Party B elects to deliver the Restricted Shares pursuant to this clause (i) (a “Private Placement Settlement”), then delivery of Restricted Shares by Party B shall be effected in customary private placement procedures with respect to such Restricted Shares reasonably acceptable to Party A; provided that Party B may not elect a Private Placement Settlement if, on the date of its election, it has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(2) of the Securities Act for the sale by Party B to Party A (or any affiliate designated by Party A) of the Restricted Shares or the exemption pursuant to Section 4(1) or Section 4(3) of the Securities Act for resales of the Restricted Shares by Party A (or any such affiliate of Party A). The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Party A, due diligence rights (for Party A or any designated buyer of the Restricted Shares by Party A), opinions and certificates, and such other documentation as is customary for private placement agreements, all reasonably acceptable to Party A. In the case of a Private Placement Settlement, Party A shall, in its good faith discretion, adjust the amount of Restricted Shares to be delivered to Party A hereunder in a commercially reasonable manner to reflect the fact that such Restricted Shares may not be freely returned to securities lenders by Party A and may only be saleable by Party A at a discount to reflect the lack of liquidity in Restricted Shares. Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Exchange Business Day following notice by Party A to Party B of the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the Settlement Date or Termination Settlement Date that would otherwise be applicable.

(ii)	If Party B delivers any Restricted Shares in respect of the Transaction, Party B agrees that (i) such Shares may be transferred by and among JPMorgan Chase Bank, National Association and its affiliates and (ii) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed after the applicable Settlement Date, Party B shall promptly remove, or cause the transfer agent for the Shares to remove, any legends referring to any transfer restrictions from such Shares upon delivery by Party A (or such affiliate of Party A) to Party B or such transfer agent of seller’s and broker’s representation letters customarily delivered by Party A or its affiliates in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, each without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Party A (or such affiliate of Party A).

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

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Schedule I

FORWARD PRICE REDUCTION

Forward Price Reduction Date	Forward Price Reduction Amount
Trade Date	$0.00
November 30, 2005	$0.565
February 28, 2006	$0.565
May 31, 2006	$0.565
August 31, 2006	$0.575
Maturity Date	$0.00

JPMorgan Chase Bank, National Association
Organized under the laws of the United States as a National Banking Association.
Main Office 1111 Polaris Parkway, Columbus, Ohio 43271
Registered as a branch in England &Wales branch No. BR000746.
Registered Branch Office 125 London Wall, London EC2Y 5AJ
Authorized and regulated by the Financial Services Authority

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